Exhibit 10.9

                                        (Translated from Dutch into English)

                                        GROUP INSURANCE PRECAUTIONARY PLAN

                                                Special stipulations



                                                        registered to




                                                CYTEC SURFACE SPECIALTIES NV









        Precautionary plan no. 07.3705
        Drawn up on: 08.08.2005






















                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN






NAME OF THE FIRM


CYTEC SURFACE SPECIALTIES NV

Anderlechtstraat 133
1620 DROGENBOS




PRECAUTIONARY PLAN NO.

07.3705


INITIATION DATE


March 1, 2005


AGENCY

This precautionary plan replaces the plan in effect on December 31, 2004 for the members of the Executive Committee of NV SURFACE SPECIALTIES (07.3571).

Failing any written notice to the contrary from the subscriber, the previously existing clauses that modify any benefit allotment also apply to the employer contribution contract in this plan.

Any contracts ensuing from this plan shall serve, if necessary, as a guarantee of possible policy advances allotted by the company on the previously existing contracts.


SUBSCRIBER CATEGORY

Members of the Executive Committee of CYTEC SURFACE SPECIALTIES NV.

EXECUTIVE COMMITTEE refers to the committee that directs the Group and sees to proper functioning of the current management. It consists of the CEO and the General Directors.

CEO refers to each person appointed as delegated administrator.










AXA-BB                                                                      2/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN





SUBSCRIPTION CONDITIONS

Whatever the conditions stipulated below may be, they cannot have the result of postponing subscription until after the person to be insured reaches the age of 25.

- subscribers must be employed by the company at the time this plan takes effect or later, on the basis of an employment agreement signed for a definite or indefinite duration and must hold a mandate as a member of the Executive Committee in the company.

Subscription goes into effect starting on the first day of the month following the one in which the subscription conditions are met and not before this precautionary plan is initiated.












AXA-BB                                                                      3/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN







DESCRIPTION OF THE PLAN
-----------------------


1 - PREMIUMS
--------------------------------------------------------------------------------


1.1. DESCRIPTION OF THE PREMIUMS

- THE ANNUAL EMPLOYER CONTRIBUTION TO THE PENSION to be paid by the company is x % x PAS x coefficient in which

     THE PENSIONABLE ANNUAL SALARY (PAS) refers to:


FOR THE EMPLOYEES:
------------------

- if a subscriber performs effectively for 12 months during the year that serves as the calculation base: PAS refers to the subscriber's gross basic monthly salary in the month of December of the year preceding the year of payment of the employer contribution, calculated on the basis of full-time employment and with exclusion of any variable salary, bonuses, fixed compensation or any other supplementary advantage, multiplied by 12, plus the amount of the thirteenth month paid in December of the relevant year that serves as the calculation base and of the double vacation bonus paid during that same year; plus all administrator premiums received during the same year that serves as the calculation base for a mandate in a company of the Group;

- if a subscriber does not perform effectively for 12 months during the year that serves as the calculation base (e.g. in case of leaving the company) PAS refers to: the base salary of the most recent complete month of subscription and performed during the year that serves as calculation base calculated on the basis of full-time employment and with exclusion of any variable salary, bonuses, fixed compensation or any other supplementary advantage, multiplied by the number of months performed effectively, plus the amount of the thirteenth month paid, if the occasion arises prorated during the relevant year that serves as the calculation base and of the amount paid as double vacation bonus during that same year; plus all administrator premiums received for a mandate in a company of the Group with offices abroad;

- if subscription to this plan commences during the course of a year, the first employer contribution shall be deposited in March of the next year and shall be calculated on the basis of the calculated pensionable annual salary as stipulated above, with the understanding that only the salaries paid for the position held as subscriber are taken into consideration (meaning from the time of subscription to the plan). The result of this is that the salary of the most recent complete month of the subscription and performed during the year that serves as the calculation base shall be taken into consideration and multiplied by the number of months in employment during the year that serves as calculation base;

- in case of early retirement or starting at a time the subscriber no longer meets the subscription conditions during the course of the year, the pensionable annual salary that is taken into consideration shall be calculated in proportion to the actual performance delivered;

- moreover, the reference salary, under any assumption, shall be adopted if the occasion arises



AXA-BB                                                                      4/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN


     for those subscribers who work part-time during the year that serves as calculation base, depending on the part-time factor in effect in the year that serves as calculation base. The part-time factor is equal to the fraction, with the nominator representing the actually performed employment system (meaning x % of full-time employment) and the denominator representing the full-time employment system.


FOR INDEPENDENT EMPLOYEES:
--------------------------

- PAS means the subscriber's gross monthly salary as decided by the company's representative in the framework of the mandate practiced or, if the occasion arises, decided in the service provision agreement signed with the company and in effect in December of the year preceding the year of payment of the employer contribution deposited by the company, with the exclusion of every variable salary, bonuses, fixed compensation or any other supplementary advantage, multiplied by 12, plus all administrator premiums received during the year that serves as calculation base for a mandate in a Group company. If the salary of the subscriber-independent employee is established and/or expressed on an annual basis, this annual amount is divided by 12 to obtain the amount of the gross monthly salary for the month of December;

- If subscription to this plan commences during the course of a year, the first employer contribution shall be deposited in March of the next year and shall be calculated on the basis of the calculated pensionable annual salary as stipulated above, with the understanding that only the salaries paid for the position held as subscriber are taken into consideration (meaning from the time of subscription to the plan). The result of this is that the salary of the most recent complete month of the subscription and performed during the year that serves as the calculation base shall be taken into consideration and multiplied by the number of months of effective performance during the year that serves as calculation base;

- in case of leaving the company or starting at the time the subscriber no longer meets the subscription conditions during the course of the year, the pensionable annual salary that is taken into consideration shall be calculated in proportion to the actual performance delivered.


FOR THE INSURED PARTIES AND FOREIGN EMPLOYEES:
----------------------------------------------

- who work simultaneously in the territory of different nations and who are/remain subscribers to the code, the pensionable annual salary during the period of their multiple employment is equal to the pensionable annual salary to be paid by the company as stipulated above; plus any other basic salary (gross base salary actually received for employment as employee and/or independent party in one or more Group companies), with the exclusion of all variable salaries, bonuses, fixed compensation, compensation typical for the employer or all other supplementary advantages.






AXA-BB                                                                      5/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN



     Moreover, the stipulations that apply to part-time working subscribers shall apply in the framework of this article.

     in which

     CONTRACT means:

     FOR EMPLOYEES: the employment agreement

     FOR INDEPENDENT EMPLOYEES: the service provision agreement signed with the company

     The "X" percentage and the coefficient are stipulated in the supplements to this precautionary plan.

     This premium reinforces the employer contribution contract "F".

-    LIMIT OF THE ANNUAL PENSION PREMIUM
     -----------------------------------

     The annual employer contribution to the pension may not insure "pension" payments in any case that exceeds the one stipulated in article 16 of the general stipulations entitled "Limit of the "pension benefits": fiscal rule".

     In case this limit is exceeded, the employer contribution shall be limited.

- THE ANNUAL EMPLOYER CONTRIBUTION TO THE CAPITAL PAID OUT UPON DECEASE to be paid by the company is the total annual premium required to insure this capital, defined in point 2.3.


     This premium reinforces the employer contribution contract "M".



1.2. PAYMENT AND CALCULATION OF THE PREMIUMS

The annual premiums of the year N stipulated above are deposited by the company during the first eight days of the month of March in year N + 1; they are augmented by all current or future taxes on the insurance premiums.














AXA-BB                                                                      6/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN




In case the extent of the subscriber's employment changes, the company shall immediately notify the insurance company of this fact and inform it of the new premiums that must be taken into consideration starting the first day of the month in which the modification took place.

1.3. UPDATING DATE

On March 1 of every year.


2 - INSURANCE CONTRACTS AND SUBSCRIBER BENEFITS
-----------------------------------------------

2.1. INSURANCE COMBINATION

- Contract "F" is issued in the insurance combination "Deferred capital with repayment of the savings balance" (UKMS) which provides the payment of a capital if the subscriber is alive on the expiration date or a capital equal to the theoretical surrender value in case of decease before that expiration date.

- Since the contract is reinforced according to the method of successive purchase prices, the guarantees will evolve in function of the amount of the premiums deposited and of the rates in effect at the time of their maturity date.

- On January 1, 2005, the rate applied to contract "F" includes a technical interest rate of 3.25%. Every possible modification of the rate shall be activated in a supplement to the current special stipulations.


- The "M" contract is issued in the insurance combination "Temporary insurance with a duration of 1 year", which provides payment of a capital in case of the subscriber's decease if this took place during the duration of the contract.

     If the subscriber is alive at the expiration date of the contract, this contract is terminated and all premiums deposited shall remain the property of the insurance company as the price of the risk it has covered.


2.2. EXPIRATION OF CONTRACTS

Expiration of the "F" contract is set down as the time the subscriber turns 65.

The "M" contract is annually renewable until the subscriber turns 65.

2.3. DESCRIPTION OF THE CAPITAL TO BE PAID UPON DECEASE

The capital to be paid upon decease insured by the "M" contract is:

1 x PAS

in which PAS is the pensionable annual salary as stipulated in point 1.1.







AXA-BB                                                                      7/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN


The above-stipulated capital to be paid upon decease is reduced by the capital to be paid upon decease insured by the "F" contract and the profit sharing payable upon decease. The capital to be paid upon decease thus determined forms the capital insured by the "M" contract.

2.4. ANNUAL UPDATING OF THE LIFE INSURANCE

The coverage "upon decease" and the corresponding premiums are calculated once per year by the insurance company on the updating date set down in point 1.3., on the basis of the modifications that were made in the subscriber's salary.

For this purpose, the company shall give the insurance company the necessary information, no later than the annual updating.

Moreover, in case the subscriber's extent of employment changes, the company shall immediately inform the insurance company of this fact, which shall correspondingly recalculate the capital to be paid upon decease with the first day of the month of the event as the initiation date.

2.4. ANNUAL UPDATING OF THE LIFE INSURANCE

The coverage "upon decease" and the corresponding premiums are calculated once per year by the insurance company on the updating date set down in point 1.3., on the basis of the modifications that were made in the subscriber's salary.

For this purpose, the company shall give the insurance company the necessary information, no later than the annual updating.

The insurance company must be informed by the company of every change in the subscriber's family situation that may have an effect on the sums to be guaranteed; the insurance shall adapt the contract correspondingly with the first day of the month of the event as the initiation date.

Moreover, in case the subscriber's extent of employment changes, the company shall immediately inform the insurance company of this fact, which shall correspondingly recalculate the capital to be paid upon decease with the first day of the month of the event as the initiation date.


3 - ACQUIRED RESERVES AND BENEFITS
--------------------------------------------------------------------------------

3.1. DURING THE COURSE OF THE CONTRACT FOR SUBSCRIBERS HOLDING A POSITION WITH THE COMPANY

The subscriber acquires the accumulated reserves and the corresponding benefits in the "F" contract, as well as the associated profit sharing allotted.







AXA-BB                                                                      8/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN


3.2. IF THE SUBSCRIBER LEAVES THE COMPANY, IF HE RETIRES OR IF HE REACHES THE AGE OF 65, AS WELL AS IF THIS PLAN IS CANCELLED

On that date, the subscriber is entitled to the highest of the following amounts:

-    the acquired reserves stipulated above

     and

- for the "F" contract: the reserve constituted by the capitalization, up to the date of leaving, at the technical reference rate minus 0.50% of the premiums deposited in the contract account since its initiation and minus 5% to cover the costs.

     However, if the subscriber is leaving the company, his retirement or cancellation of this plan occurs within the first 5 years after subscribing to the plan, the capitalization of the employer contribution for the pension provided for this shall be replaced, insofar this results in a secondary payment, by an indexed amount of this on the basis of the index rate of consumer prices of wages, salaries, pensions, bonuses and subsidies in correspondence with the August 2, 1971 Act.

"Technical interest rate" refers to the maximum technical interest rate mentioned in article 24 ss. 1 of the April 28, 2003 act related to the supplementary pensions. This rate was fixed at 3.75% on 01.01.2004.

The stipulations in this point do not apply to any subscriber holding his position after extending his contract after he turns 65.

3.3. DURING THE COURSE OF THE CONTRACT FOR SUBSCRIBERS WHO HAVE RETAINED THEIR ACQUIRED RESERVES IN THE CURRENT PLAN AFTER LEAVING THE COMPANY

In the course of the contract, the subscriber is entitled to the highest of the following amounts after leaving the company:

- the accumulated reserves and corresponding benefits in the "F" contract as well as the associated profit sharing allotted.

and

- For the "F" contract: the reserve accumulated by means of capitalization (or indexing) of the premiums as stipulated above in point 3.2, frozen on the date the subscriber left the company.

3.4. FINANCING OF THE MINIMUM RESERVES TO BE ACCUMULATED

Each year the insurance company shall compare the minimum reserves to be accumulated by capitalization of the premiums as stipulated above in point 3.2 to the reserves accumulated on the same date by the "F" contract, as well as the associated profit sharing allotted.








AXA-BB                                                                      9/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN


This comparison is made for each subscriber to the plan, to wit for the subscriber holding a position in the company and for a person who opted to retain his reserves in the plan after leaving the company. The insurance company shall take every subscriber showing a demonstrable deficit between the minimum reserves to be accumulated and the reserves already formed on his contacts into account in determining the financing of the minimum reserves to be accumulated. The sum of all these deficits must be covered by the financing fund. In case the assets of this fund are not sufficient to guarantee this coverage, the company shall make good this deficit by depositing the contribution claimed by the insurance company.

3.5. ALLOTMENT OF ACQUIRED MINIMUM RESERVES ON THE CONTRACT

When settling the contract, either because of retirement of the subscriber or as a consequence of his decision to no longer keep his reserves in the current plan after leaving the company, the insurance company shall draw from the financing fund the possible premium necessary to make good the deficit of the coverages accumulated on the contract, if the occasion arises, with respect to the total of the acquired minimum reserves, as stipulated in point 3.2.

In case the fund is insufficiently reinforced, the premium shall be claimed from the company.

The same shall apply in case the contracts are extended when the subscriber continues to hold his position at the company after turning 65 (conform point 6 below for this).

Moreover, in case the plan is cancelled, the insurance company shall also proceed with withholding from the financing fund according to the same procedure described above.

In case the company goes bankrupt and if the assets of the fund are insufficient, the deficit shall be made good in proportion to the acquired minimum reserves of the subscriber.


4 - PROFIT SHARING
------------------

According to the modalities defined in the insurance company's profit sharing plan, sharing the profits is allotted as follows:

- for the "F" and "M" contracts and for the pension contracts for reconstitution of a mortgage loan according to the code of the general fund of Life transactions in branch 21.










AXA-BB                                                                     10/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN




5 - PART-TIME EMPLOYMENT
--------------------------------------------------------------------------------

If a subscriber to the Group did not deliver any full-time performances during the entire year that serves as the calculation base (year N), the annual employer contribution is calculated in the knowledge that the pensionable annual salary (PAS) in that case corresponds to the pensionable annual part-time employment salary (PAPES). If the subscriber was employed full-time during the (entire) month of December of the year that serves as the calculation base, his gross monthly salary as a member of the Executive Committee (with exclusion of every variable salary, bonus, fixed compensation or all other supplementary advantages) for the month of December shall be taken into consideration and multiplied by 12 and subsequently applied on the basis of the part-time factor in effect during the course of the year (e.g.: part-time (50%) from January to September and full-time from October to the end of December: the part-time factor is 7.5/12).

If the subscriber was employed part-time during the (entire) month of December of the year that serves as the calculation base, his gross monthly salary as a member of the Executive Committee (with exclusion of every variable salary, bonus, fixed compensation or all other supplementary advantages) for the month of December is first recalculated on the basis of a fictitious and hypothetical full-time (by multiplying the actual base salary by 100% and dividing it by the percentage of actual employment), subsequently multiplied by 12 and finally adapted depending on the part-time factor in effect during the course of the year.


6 - THE SUBSCRIBER WHO CONTINUES TO HOLD HIS POSITION AFTER REACHING THE AGE THAT CORRESPONDS TO THE EXPIRATION OF THE CONTRACT
--------------------------------------------------------------------------------

If a subscriber continues to hold his position in the company after reaching the age stipulated as expiration of the contract, the capitals of the expired contract while the subscriber is alive shall be deposited as inventory purchasing sums in a new contract issued in the insurance combination "Deferred capital with repayment of the savings balance" (UKMS), for which the expiration date when the subscriber reaches the age of 70 has been decided.

The UKMS combination provides payment of a capital if the subscriber is alive at the expiration date or a capital equal to the theoretical surrender value in case of the subscriber's decease before that expiration date.

This contract shall be further reinforced by the employer contributions stipulated in point 1.1.

The capital to pay out upon decease is calculated every year depending on the new expiration date of the pension contracts.


7 - SUBSCRIBER LEAVING THE COMPANY
--------------------------------------------------------------------------------

The company shall immediately notify the insurance company of any subscriber leaving the company.

If the subscriber opts for maintaining his acquired reserves at the insurance company, either in the current plan or in the "Reception structure" plan (conform article 14 of the general stipulations), he can continue to pay a premium, which amount is equal to, at maximum, the premiums deposited on contracts "F" and "M" at the time he leaves the company. This premium shall reinforce a "personal" contract issued in the insurance combination selected by the subscriber.





AXA-BB                                                                     11/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN



Furthermore, if the reserves remain in the current plan, the subscriber can obtain surrender of the contracts from the time he reaches age 60. The request for surrender must be made to the insurance company by the subscriber 6 months before the desired surrender date. This 6-month period does not apply in case of early retirement.

The "M" contract expires at the time when the subscriber stops holding his position at the company or on the date the group insurance is discontinued.

Moreover, if the subscriber has opted for transfer of his reserves in the "Reception structure" plan, he is also given various options in accordance with the conditions of that plan.

On the other hand, in case the subscriber leaves the company during the course of the insurance year, the part of the annual "pension" premiums that have not matured shall be retained on the contract "F" of the subscriber in proportion to the number of months between the first day of the month the subscriber leaves the company and the first day of the month of the following annual update.

In case the employment agreement is severed with payment of a compensating notice indemnity, the company shall deposit an employer contribution at the time the subscriber leaves the company equal to the most recent employer contribution (paid in March, before the date the agreement was severed, starting immediately and with payment of a compensating notice indemnity), divided by 12 and multiplied by the number of months covered by the severance indemnity. This employer contribution shall be deposited at the time the subscriber leaves the company. Moreover, the company shall pay an employer contribution to the benefit of the subscriber with respect to the year in which the employment agreement is severed, calculated pro rata temporis for the number of months of effective performance during the year that serves as the calculation base.

Conversely, the part of the non-matured annual life insurance premium is removed from the "M" contact and paid back to the company.


8 - SPECIAL STIPULATIONS RELATED TO THE SITUATIONS OF INTERNATIONAL
EMPLOYMENT
--------------------------------------------------------------------------------


This article applies to:

under the same conditions, the subscribers who are simultaneously employed in the territory of different nations, meaning the subscribers in view of the code who must partially exercise their professional activity at the company and partially at another company belonging to the Group.

The subscribers and foreign employees who are simultaneously employed in the territory of different nations and who remain or shall become subscribers to the code insofar as they are or remain subject to Belgian social security.





AXA-BB                                                                     12/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN




GENERAL STIPULATIONS
--------------------------------------------------------------------------------

Edition 30001N-04.2004


The stipulations cited in this document apply insofar as this document is signed and returned to the insurance company within 2 months after being drawn up. The insurance company reserves the right to review these stipulations as soon as this term has been exceeded.

     Drawn up in two copies in WATERMAAL-BOSVOORDE, on August 8, 2005.


The company                                         AXA Belgium
CYTEC SURFACE SPECIALTIES NV
(Name and position of the undersigned)

/s/ Shane Fleming
Shane Fleming
President of Cytec Surface Specialties NV


                                                    /s/ Deborah LENVAIN
                                                    Deborah LENVAIN Team Manager






AXA-BB                                                                     13/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN



                             TRANSITION STIPULATIONS
                             -----------------------





- The following stipulations apply to personnel members who were subscribers to the group insurance for members of the Executive Committee of NV SURFACE SPECIALTIES (07.3571) on December 31, 2004:


1) The mathematical reserve of the "F" employer contribution contract accumulated on December 31, 2004, is deposited as inventory purchasing sum on the "F" contract that ensues from the current precautionary plan.

2) The profit shares of the "F" employer contribution contract acquired on December 31, 2004 are also deposited on this new "F" contract.

3) The text in point 7 "Subscribers leaving the company" is supplemented by the following:

     Until December 31, 2009 subscribers have the option of requesting settlements of their contracts before they reach the age of 60.


4) The first deposit related to the performance of the employer contribution while the subscriber is alive is made in March 2006, on the basis of the pensionable annual salary of 2005 (or, if applicable, pro rata) and of the results and accounts of the company in 2005.








AXA-BB                                                                     14/15

                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN


                                                                   Supplement 1
                                                                   ------------


X    = depends on the level of the subscriber in the company and amounts to:

          50% for the level of positions held by the members of the Executive Committee other than the position of the CEO


The coefficient depends on the ratio "CYTEC SURFACE SPECIALTIES NV current result before taxes/ CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes", in the knowledge that:

1) if the ratio between the CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes equals 100% (meaning that the actual result has reached the number of the budgeted result), the coefficient is equal to 1;

2) if the CYTEC SURFACE SPECIALTIES NV current result before taxes differs no more than 10% from the budgeted result (in other words the ratio is between 90 and 110%), the coefficient of 1 shall be adapted proportionally (for example: if the ratio is 90%, a coefficient of 0.9 shall be applied, if the ratio is 110%, a coefficient of 1.1 shall be applied, if the ratio is 95%, a coefficient of 0.95 shall be applied, etc.)

3) if the ratio of CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes is higher than 110% (meaning the actual result is at least 10% higher than the budgeted result), the coefficient shall be determined as follows:

                  if 111%               =>              coefficient of 1.12
                  if 115%               =>              coefficient of 1.18
                  if 120%               =>              coefficient of 1.26
                  if 125%               =>              coefficient of 1.34
                  if 130%               =>              coefficient of 1.43
                  if 135%               =>              coefficient of 1.51
                  if 140%               =>              coefficient of 1.59
                  if 145%               =>              coefficient of 1.67
                  if 150%               =>              coefficient of 1.75
                  if more than 150%     =>              coefficient of 2


     In the knowledge that if the ratio between the CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes is situated between the two percentages of the table above, the coefficient is determined on the basis of the coefficient right below it, increased by application of a progressive "interpolation".




                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN





4) if the CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes is lower than 90% (meaning that the actual result is less than 90% of the budgeted result), the coefficient shall be determined as follows:

                  if 89%                =>              coefficient of 0.87
                  if 85%                =>              coefficient of 0.77
                  if 80%                =>              coefficient of 0.63
                  if 75%                =>              coefficient of 0.50
                  if less than 75 %     =>              coefficient of 0.10
                  if less than 50 %     =>              coefficient of 0.05

     In the knowledge that if the ratio between the CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes is situated between the two percentages of the table above, the coefficient is determined on the basis of the coefficient right below it, increased by application of a progressive "interpolation".

     The percentage of the ratio between the CYTEC SURFACE SPECIALTIES NV result before taxes and the CYTEC SURFACE SPECIALTIES NV result before budgeted taxes is announced by the Company on the date of annual updating.









                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN


                                                                   Supplement 2
                                                                   ------------





X    = depends on the level of the subscriber in the company and amounts to:

          100  % for the level of the position of CEO


The coefficient depends on the ratio "CYTEC SURFACE SPECIALTIES NV current result before taxes/ CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes", in the knowledge that:


if the ratio between the CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes equals 100% (meaning that the actual result has reached the number of the budgeted result), the coefficient is equal to 1;

1) if the ratio between the CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes equals 100% (meaning that the actual result has reached the number of the budgeted result), the coefficient is equal to 1;

2) if the CYTEC SURFACE SPECIALTIES NV current result before taxes differs no more than 10% from the budgeted result (in other words the ratio is between 90 and 110%), the coefficient of 1 shall be adapted proportionally (for example: if the ratio is 90%, a coefficient of 0.9 shall be applied, if the ratio is 110%, a coefficient of 1.1 shall be applied, if the ratio is 95%, a coefficient of 0.95 shall be applied, etc.)

3) if the ratio of CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes is higher than 110% (meaning the actual result is at least 10% higher than the budgeted result), the coefficient shall be determined as follows:

                  if 111%               =>              coefficient of 1.12
                  if 115%               =>              coefficient of 1.18
                  if 120%               =>              coefficient of 1.26
                  if 125%               =>              coefficient of 1.34
                  if 130%               =>              coefficient of 1.43
                  if 135%               =>              coefficient of 1.51
                  if 140%               =>              coefficient of 1.59
                  if 145%               =>              coefficient of 1.67
                  if 150%               =>              coefficient of 1.75
                  if more than 150%     =>              coefficient of 2


     In the knowledge that if the ratio between the CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes is situated between the two percentages of the table above, the coefficient is determined on the basis of the coefficient right below it, increased by application of a progressive "interpolation".





                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389

                                                                GROUP INSURANCE

                                                             PRECAUTIONARY PLAN





4) if the CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes is lower than 90% (meaning that the actual result is less than 90% of the budgeted result), the coefficient shall be determined as follows:

                  if 89%                =>              coefficient of 0.87
                  if 85%                =>              coefficient of 0.77
                  if 80%                =>              coefficient of 0.63
                  if 75%                =>              coefficient of 0.50
                  if less than 75%      =>              coefficient of 0.10
                  if less than 50%      =>              coefficient of 0.05

     In the knowledge that if the ratio between the CYTEC SURFACE SPECIALTIES NV current result before taxes and the CYTEC SURFACE SPECIALTIES NV current result before budgeted taxes is situated between the two percentages of the table above, the coefficient is determined on the basis of the coefficient right below it, increased by application of a progressive "interpolation".

     The percentage of the ratio between the CYTEC SURFACE SPECIALTIES NV result before taxes and the CYTEC SURFACE SPECIALTIES NV result before budgeted taxes is announced by the Company on the date of annual updating.













                                 AXA Belgium, NV
authorized for insurance business under no. 0039 (KB 04-07-1979, BS 14-07-1979)
              Company headquarters Vorsttaan 25 - B-1170 Brussels o
                      Phone: 02/678 61 11 Fax: 02/678 93 40
           Internet: www.axa.beo BTW BE 404 483 367 - HRB no. 356 389